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                                                        EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in each of the Prospectuses constituting part of the Registration Statements of Ultramar Diamond Shamrock Corporation on Form S-3 (Nos. 33-74162 and 33-82662) and on Form S-8 (Nos. 33-52148, 33-62894, and 333-19131) of our report dated February 7, 1997, appearing in Exhibit 13.3 of this Annual Report on Form 10-K.


/s/PRICE WATERHOUSE LLP

San Antonio, Texas
March 25, 1997